EXHIBIT 10.68

                  THIRD AMENDMENT TO CREDIT AGREEMENT



     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of August 1, 1995 (the "Third Amendment") is to that Credit Agreement dated as of February 9, 1994, as amended by that certain First Amendment to Credit
Agreement dated as of June     , 1994 (the "First Amendment") as
further amended by that certain Second Amendment to Credit Agreement dated as of February 24, 1995 (the "Second Amendment") (as amended and modified hereby and as the same may be further amended, modified and restated from time to time hereafter, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement), by and among IMC-AGRICO COMPANY, a Delaware general partnership (the "Borrower"), the Banks identified therein, and NATIONSBANK, N.A. (CAROLINAS) (successor in interest to NationsBank of North Carolina, N.A.), as Agent (the "Agent").

                         W I T N E S S E T H:


     WHEREAS, the Banks have, pursuant to the terms of the Credit
Agreement, made available to the Borrower a $75,000,000 credit facility;

     WHEREAS, the Borrower has requested a modification to the negative covenant relating to Indebtedness contained therein; and

     WHEREAS, the Required Banks have agreed to the requested changes on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 6.01 of the Credit Agreement entitled "Indebtedness" is amended to include a new subsection "(k)" to read as follows:

     "(k) For the period from August 1, 1995 to June 30, 1996, additional Indebtedness for borrowed money in an aggregate amount not to exceed $50,000,000."

     2. In connection with this Third Amendment, the Borrower hereby represents and warrants that as of the date hereof (a) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except for those which expressly relate to an earlier date), and (b) no Default or Event of Default presently exists under the Credit Agreement.

     3. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

     4. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Third Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     5. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart.

     6. This Third Amendment, as the Credit Agreement, shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:      IMC-AGRICO COMPANY, a Delaware
                    general partnership by its Managing Partner

                    By:  IMC-AGRICO MP, Inc., a Delaware
                         corporation, as Managing Partner

                          By:____________________________

                          Title:


BANKS:              NATIONSBANK, (CAROLINAS) N.A.
                    individually in its capacity as a
                    Bank and in its capacity as Agent

                    By
                         Christopher B. Torie
                         Senior Vice President

                    CITIBANK, N.A.

                    By

                    Title



                    COOPERATIEVE CENTRALE RAIFFEISEN-
                    BOERENLEENBANK, B.A.

                    By

                    Title


                    By:__________________________________

                    Title:_______________________________


                    ARAB BANKING CORPORATION

                    By___________________________________

                    Title________________________________